SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2005
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Date of Report
(Date of Earliest Event Reported)

The Furia Organization, Inc.
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(Exact Name of Registrant as Specified in its Charter)

2233 Ridge Road, Suite 102, Rockwall, TX 75087
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(Address of principal executive offices)

972.722.9999
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(Registrant's telephone number, including area code)

N/A
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(Former name and former address, if changed since last report)

Delaware	000-13910	95-3931129
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(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Section I     Registrants Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

       Effective September 28, 2005, Loadsource Logistics, L.L.C. ("Loadsource"), a wholly owned subsidiary of The Furia Organization, Inc. ("Furia"), entered into a Master Vehicle Lease Agreement (the "Agreement") with Central States Leasing, Inc. ("Central States") that involves a continuous leasing arrangement for the leasing of new Peterbuilt Tractor Model 386/387 truck and new 53/102 refrigerated trailers and related equipment.

       The term of each lease transaction shall be for five years and three days.

       Loadsource is responsible for all costs of maintenance, licenses, taxes, permits, inspection fees, and insurance applicable to the trucks and trailers leased from Central States.

Exhibits.

Exhibit

Number	Description
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10.1	Master Vehicle Lease Agreement between Loadsource Logistics, L.L.C. and Central States Leasing, Inc. dated September 28, 2005.

       Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 4, 2005	The Furia Organization, Inc.
a Delaware corporation

By: /s/ Michael D. Alexander
Michael D. Alexander, Chief Executive Officer and President

Exhibits Attached

Exhibit

Number	Description

10.1	Master Vehicle Lease Agreement between Loadsource Logistics, L.L.C. and Central States Leasing, Inc. dated September 28, 2005.